UNITED STATES SECURITIES AND EXCHANGE
COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2017 (March 15, 2017)

CUBESMART
CUBESMART, L.P.

(Exact Name of Registrant as Specified in its Charter)

Maryland
(CubeSmart)	001-32324	20-1024732

Delaware
(CubeSmart, L.P.)	000-54462	34-1837021
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

5 Old Lancaster Road
Malvern, PA 19355
(Address of principal executive offices) (Zip Code)

(610) 535-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 17, 2017, CubeSmart, a Maryland real estate investment trust (the “Company”), and CubeSmart, L.P., a Delaware limited partnership (the “Operating Partnership”), entered into an amendment (the “Barclays Amendment”) to the Equity Distribution Agreement (the “Barclays Equity Distribution Agreement”) entered into on December 30, 2015 among the Company, the Operating Partnership and Barclays Capital Inc. (“Barclays”), and separate amendments (the “Other Amendments” and, together with the Barclays Amendment, the “Amendments) to each of the Equity Distribution Agreements (as amended, collectively the “Initial Equity Distribution Agreements” and, together with the Barclays Equity Distribution Agreement, as amended, the “Equity Distribution Agreements”) entered into on May 7, 2013 and amended on May 5, 2014, October 2, 2014 and December 30, 2015 with each of Wells Fargo Securities, LLC, BMO Capital Markets Corp., Jefferies LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and RBC Capital Markets, LLC (collectively, the “Initial Sales Agents” and together with Barclays, the “Sales Agents”) in connection with the Company’s “at-the-market” offering program (the “Offering”). The Amendments revised the Equity Distribution Agreements to reflect that the Company may sell its common shares of beneficial interest of the Company, $0.01 par value per share (the “Common Shares”) through the Sales Agents under the New Registration Statement (as defined below). During the term of the Equity Distribution Agreements, the Company may sell, from time to time, up to 40,000,000 Common Shares through the Sales Agents. Pursuant to a prospectus supplement filed by the Company on March 17, 2017, 5,784,973 Common Shares (the “Shares”) remain available for offer and sale under the Equity Distribution Agreements.

The Shares are being offered and sold pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-216768) (the “New Shelf Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”) today, which became effective immediately upon filing. A prospectus supplement relating to the Offering has been filed today with the SEC to continue the Offering under the New Shelf Registration Statement.

The legal opinion of Pepper Hamilton LLP relating to the legality of the Shares offered by the prospectus supplement and the legal opinion of Pepper Hamilton with respect to certain tax matters are attached as Exhibit 5.1 and Exhibit 8.1, respectively, to this Current Report.

The Company intends to contribute the net proceeds from the Offering to the Operating Partnership in exchange for partnership units of the Operating Partnership. The Operating Partnership intends to use the net proceeds from the Offering for general business purposes, including, without limitation, repayment of outstanding debt, facility acquisitions, developments, joint ventures, capital expenditures, working capital and other general corporate purposes.

The other specifics of the Initial Equity Distribution Agreements and the Barclays Equity Distribution Agreement are incorporated by reference from the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on May 7, 2013, May 5, 2014, October 2, 2014 and December 30, 2015. The Form of Amendments is filed as Exhibit 1.2 hereto. The description of the material terms of the Amendments in this Item 1.01 is qualified in their entirety by reference to Exhibit 1.1 which is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 3.02 Unregistered Sales of Equity Securities.

On March 15, 2017, the Company’s Board of Trustees (“Board”) authorized the creation of a new class of limited partner interest in the Operating Partnership designated as “Class C Units.”  The Operating Partnership may issue Class C Units, from time to time, as consideration for asset acquisitions.  The distribution rate, stated value and redemption terms of any given Class C Unit will be determined by agreement with the seller of assets who accepts Class C Units in partial or full consideration for its assets, and the distribution rate, stated value and redemption terms may vary among Class C Units.  As authorized by the Board, the Company would have the right to settle the redemption of Class C Units either for cash or for Common Shares, or a combination of cash and Common Shares, with the Common Shares valued at their average closing price during the ten trading days preceding the redemption date.

The Company has entered into an agreement to acquire a newly constructed asset from an unaffiliated third party for aggregate consideration of approximately $11.2 million, subject to satisfaction of closing conditions, and the Company has given the seller of this asset the right to elect to take the purchase price (net of satisfaction of debt encumbering such asset) in either cash or in Class C Units that bear an annual distribution rate of 3% on the stated value.  The Company estimates that if the seller were to elect to take Class C Units for the net purchase price, the aggregate stated value of the Class C Units that the Operating Partnership would issue would be approximately $3.4 million.  The seller would have the option to tender the Class C Units to the Operating Partnership at any time after 12 months from the date of issuance and the Operating Partnership would have the option to redeem the Class C Units at any time after 18 months from the date of issuance.

The Company can provide no assurance that the Operating Partnership will close on the purchase of the assets or that, if the Operating Partnership does close, the seller will elect to take Class C Units in lieu of cash.  Class C Units, if issued, would be sold in reliance upon the private placement exemption from registration under Section 4(a)(2) of the Securities Act of 1933 and any Common Shares that the Operating Partnership might elect to issue in redemption of such Class C Units would also be issued reliance upon the private placement exemption.

The information about the issuance by the Operating Partnership of additional partnership units under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 15, 2017, the Operating Partnership entered into Amendment No. 3 to its Second Amended and Restated Agreement of Limited Partnership (the “Amendment”) to authorize the creation of a new class of limited partner interest in the Operating Partnership designated as “Class C Units.”  The Operating Partnership may issue Class C Units, from time to time, as consideration for asset acquisitions.  The distribution rate, stated value and redemption terms of any given Class C Unit will be determined by agreement with the seller of assets who accepts Class C Units in partial or full consideration for its assets, and the distribution rate, stated value and redemption terms may vary among Class C Units.  As authorized by the Amendment, the Company would have the right to settle the redemption of Class C Units either for cash or for Common Shares, or a combination of cash and Common Shares, with the Common Shares valued at their average closing price during the ten trading days preceding the redemption date.  The description of the material terms of the Amendment in this Item 5.03 is qualified in its entirety by reference to Exhibit 3.1 which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Form of Amendment to Equity Distribution Agreement, dated March 17, 2017, by and among CubeSmart, CubeSmart, L.P. and each of the Sales Agents.

3.1*

Amendment No. 3 to Second Amended and Restated Agreement of Limited Partnership of CubeSmart, L.P. dated as of March 15, 2017, incorporated by reference to Exhibit 3.9 to the Company’ s Registration Statement on Form S-3, filed on March 17, 2017.

5.1	Opinion of Pepper Hamilton LLP regarding the legality of the shares offered.

8.1	Opinion of Pepper Hamilton LLP with respect to certain tax matters.

23.1	Consent of Pepper Hamilton LLP (included in Exhibit 5.1).

23.2	Consent of Pepper Hamilton LLP (included in Exhibit 8.1).

*   Incorporated herein by reference as above indicated.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CubeSmart

	By:	/s/ Jeffrey P. Foster
Jeffrey P. Foster
Senior Vice President, Chief Legal Officer & Secretary

CubeSmart, L.P.

By: CubeSmart, its general partner

	By:	/s/ Jeffrey P. Foster
Jeffrey P. Foster
Senior Vice President, Chief Legal Officer & Secretary

Date: March 17, 2017

EXHIBIT INDEX

Exhibit No.	Description
1.1	Form of Amendment to Equity Distribution Agreement, dated March 17, 2017, by and among CubeSmart, CubeSmart, L.P. and each of the Sales Agents.

3.1*

Amendment No. 3 to Second Amended and Restated Agreement of Limited Partnership of CubeSmart, L.P. dated as of March 15, 2017, incorporated by reference to Exhibit 3.9 to the Company’ s Registration Statement on Form S-3, filed on March 17, 2017.

5.1	Opinion of Pepper Hamilton LLP regarding the legality of the shares offered.

8.1	Opinion of Pepper Hamilton LLP with respect to certain tax matters.

23.1	Consent of Pepper Hamilton LLP (included in Exhibit 5.1).

23.2	Consent of Pepper Hamilton LLP (included in Exhibit 8.1).

*  Incorporated herein by reference as above indicated.